                                                                    EXHIBIT 23.1








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 2002, included in this Weatherford International, Inc. 401(k) Savings Plan Annual Report on Form 11-K for the year ended December 31, 2001, into Weatherford International, Inc.'s previously filed Form S-8 Registration Statement File Nos. 333-36598 and 333-53633.



ARTHUR ANDERSEN LLP


Houston, Texas
May 14, 2002